UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue
Palo Alto, California 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2009, Affymax, Inc. entered into two securities purchase agreements in connection with a private placement of its securities. These agreements consist of (a) a securities purchase agreement with certain institutional investors pursuant to which Affymax agreed to sell and issue an aggregate of 2,844,708 newly issued shares of its common stock, par value $0.001 per share, at a purchase price of approximately $11.25 per share (the “Common Purchase Agreement”), and (b) a securities purchase agreement with affiliated entities of one other institutional investor pursuant to which Affymax agreed to sell and issue an aggregate of 652,262 units at a price of $15.33 per unit, with each unit consisting of one share of its common stock, par value $0.001 per share, and one warrant to purchase 0.65 shares of its common stock at an exercise price of $16.78 per whole warrant share (the “Common and Warrant Purchase Agreement”, and together with the Common Purchase Agreement, the “Securities Purchase Agreements”).  The purchase price of approximately $11.25 for each share of common stock being purchased under the Common Purchase Agreement is based on a discounted volume-weighted average trading price formula for a share of Affymax’s common stock.

The warrants issued pursuant to the Common and Warrant Purchase Agreement (the “Warrants”), will be cash or net exercisable for a period of five years from the closing date of the private placement and have an exercise price of $16.78 per share, which is equal to 110% of the consolidated closing bid price of a share of Affymax’s common stock on February 12, 2009. If Affymax is acquired, the Warrants will be assumed by the acquirer.

Affymax anticipates raising gross proceeds of approximately $42 million in connection with the private placement. The net proceeds, after deducting offering expenses, are expected to be approximately $41.6 million. Affymax expects the net proceeds from the private placement to be used for working capital and other corporate and operational purposes. The closing of the private placement is expected to occur on or about March 2, 2009, subject to the satisfaction of customary closing conditions.

Pursuant to the terms of the respective Securities Purchase Agreements, Affymax granted to the investors certain registration rights related to the shares of common stock sold in the private placement and the shares of common stock underlying the Warrants.  Affymax is required to file a registration statement for the resale of the shares of common stock issued pursuant to Securities Purchase Agreements within 45 days following the closing date of the private placement and cause such registration statement to be declared effective within 90 days following the closing date (or 120 days following the closing date if the Securities and Exchange Commission determines to review the registration statement). Affymax may incur liquidated damages of 1.0% of the purchase price of the shares of common stock (up to a maximum of 10.0% of the purchase price in the aggregate) if it does not meet its registration obligations under the Securities Purchase Agreements. Affymax also agreed to other customary obligations regarding registration, including indemnification and maintenance of the registration statement.

The only investors that purchased securities under the Common and Warrant Purchase Agreement are entities affiliated with the Sprout Group, a current significant stockholder of Affymax. In addition, Kathleen LaPorte, a former general partner of the Sprout Group and currently a managing director of New Leaf Venture Partners which provides investment management services on investments held by the Sprout Group, is also a member of Affymax’s board of directors.

The foregoing is only a brief description of the material terms of the Securities Purchase Agreements and the warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Common Purchase Agreement, Common and Warrant Purchase Agreement and form of warrant, which are filed as Exhibit 10.31, Exhibit 10.32 and Exhibit 4.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to agreements to sell unregistered equity securities of Affymax in a private placement is incorporated herein by reference. These securities were offered and sold in the private placement to certain institutional and other accredited investors without registration under the Securities Act of 1933, as amended, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 under Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities to be issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 8.01.  Other Events.

On February 17, 2009, Affymax issued a press release titled “Affymax Announces $42 Million Private Placement.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

 (d)  Exhibits

Exhibit Number	Description

4.5	Form of Warrant to Purchase Shares of Common Stock.

10.31	Securities Purchase Agreement to purchase shares of common stock, dated February 13, 2009, by and among Affymax, Inc. and the purchasers identified on the signature pages thereto.

10.32

Securities Purchase Agreement to purchase shares of common stock and warrants to purchase shares of common stock, dated February 13, 2009, by and among Affymax, Inc. and the purchasers identified on the signature pages thereto.

99.1	Press Release, dated February 17, 2009, titled “Affymax Announces $42 Million Private Placement”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: February 19, 2009	By:
/s/ Paul B. Cleveland
Paul B. Cleveland Executive Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.5	Form of Warrant to Purchase Shares of Common Stock.

10.31	Securities Purchase Agreement to purchase shares of common stock, dated February 13, 2009, by and among Affymax, Inc. and the purchasers identified on the signature pages thereto.

10.32

Securities Purchase Agreement to purchase shares of common stock and warrants to purchase shares of common stock, dated February 13, 2009, by and among Affymax, Inc. and the purchasers identified on the signature pages thereto.

99.1	Press Release, dated February 17, 2009, titled “Affymax Announces $42 Million Private Placement”.